                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K-A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 17, 2001

                            COMSTOCK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

 STATE OF NEVADA                     000-16741                 94-1667468
  (State or other            (Commission of File Number)    (I.R.S. Employer
jurisdiction incorporation)                                Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

Item 2. Acquisition or Disposition of Assets

     Pursuant to the Agreement  and Plan of Merger dated  November 12, 2001 (the
"Merger  Agreement"),  by and between Comstock  Resources,  Inc., the Registrant
("Comstock"),  Comstock Holdings, Inc. ("Holdings"),  a Delaware corporation and
wholly  owned   subsidiary   of  Comstock,   Comstock   Acquisition   Inc.  (the
"Purchaser"),  a Delaware corporation and a wholly owned subsidiary of Holdings, and DevX Energy,  Inc., a Delaware corporation  ("DevX"),  the Purchaser made an offer to  purchase,  through  a cash  tender  offer  (the  "Offer"),  all of the outstanding  shares of common stock of DevX ("Shares") for $7.32 per Share,  net to the seller,  without interest.  The Offer expired at 12:00 midnight, New York
City time, on Thursday,  December 13, 2001. Based on information provided by the
American Stock Transfer and Trust  Company,  the Depositary of the Offer,  as of
the  expiration  of the  Offer,  12,283,728  Shares  had been  tendered  and not withdrawn  representing  approximately 97% of the issued and outstanding Shares.
Purchaser has accepted for purchase and payment all shares validly  tendered and not withdrawn pursuant to the Offer.  Comstock issued a press release announcing the  acceptance  of Shares,  a copy of which is filed as  Exhibit  (a)(1) to the
Schedule TO/A filed by Comstock, Holdings and Purchaser on December 17, 2001.

     On  December  17,  2001,  Comstock  completed  the  acquisition  of DevX by effecting  a short-  form  merger  under  Section  253 of the  Delaware  General
Corporation  Law,  whereby the Purchaser was merged with and into DevX, and each
Share of DevX common stock not  previously  purchased in the Offer was converted into the right to receive $7.32 per Share in cash,  without interest (subject to applicable  dissenter's rights). DevX was the entity surviving the merger and is now an  indirect  wholly  owned  subsidiary  of  Comstock.  A copy of the Merger
Agreement  is filed as  Exhibit  (d)(1) to the  Schedule  TO filed by  Comstock,
Holdings and Purchaser on November 15, 2001.

     The total amount of funds required by Purchaser to consummate the Offer and the Merger was  approximately  $92.6  million.  The funds used by  Purchaser  to effect these  transactions were provided by Comstock to the Purchaser.  Comstock obtained these funds from its new $350 million Senior Secured  Revolving  Credit
Facility  being  provided by TD Securities  (USA) Inc. (the "Credit  Facility").
Please see the  disclosure  under  Item 5 of this Form 8-K for more  information about the Credit Facility.

Item 5. Other Events

     (A) As  stated  above,  Comstock  entered  into a new $350  million  Credit
Facility on December 17,  2001.  The Credit  Facility is a three year  revolving credit  facility and has an initial  borrowing base of $270 million.  The Credit
Facility was used to, among other purposes,  refinance  Comstock's existing bank debt  and to  finance  the  acquisition  of the  Shares.  A copy  of the  Credit
Agreement by and among  Comstock,  each lender from time to time party  thereto,
Toronto Dominion (Texas),  Inc., as administrative  agent, and  Toronto-Dominion
Bank,  as Issuing  Bank,  dated as of December 17, 2001,  is attached  hereto as
Exhibit 10.1.

                                        1

     Indebtedness  under the Credit Facility is secured by substantially  all of
Comstock's and its subsidiaries'  assets. The subsidiaries are guarantors of the
indebtedness.   The  Credit   Facility   will  be  subject  to  borrowing   base
availability,  which  will be  redetermined  semiannually  based  on the  banks'
estimates of the future net cash flows of the borrower's oil and gas properties.
The  borrowing  base  may be  affected  by  the  performance  of the  borrower's properties and changes in oil and gas prices. The determination of the borrowing base will be at the sole  discretion  of the  administrative  agent and the bank group.  The revolving  credit line under the Credit Facility will bear interest, based on the  utilization  of the  borrowing  base, at the option of Comstock at either  (i) LIBOR plus 1.5% to 2.375% or (ii) the base rate plus 0.5% to 1.375%.
The Credit  Facility  will  mature on January  2, 2005 or such  earlier  date as
Comstock may elect.  The Credit Facility  contains  covenants that,  among other things, restrict the payment of cash dividends, limit the amount of consolidated debt and limit the  borrower's  ability to make certain  loans and  investments.
Financial  covenants include the maintenance of a current ratio,  maintenance of tangible  net  worth and  maintenance  of an  interest  coverage  ratio.  (B) On
December 19 and 20, 2001, DevX  repurchased  approximately  $49.8 million of the outstanding $50 million of DevX's 12.5% Senior Notes due in 2008 for 110% of the
principal  amount  plus  accrued  interest.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired -

     The audited  Consolidated  Statements of Operations,  audited  Consolidated
Statements  of Cash  Flows and  audited  Consolidated  Statements  of Changes in
Shareholders' Equity of DevX Energy, Inc. for the years ended December 31, 2000,
1999 and 1998; the audited  Consolidated  Balance Sheets of DevX Energy, Inc. as
of  December  31,  2000 and 1999;  and the  accompanying  Notes to  Consolidated
Financial Statements of DevX Energy, Inc. are attached hereto as Exhibit 99.2.

     The  unaudited   Consolidated   Statements  of  Operations   and  unaudited
Consolidated  Statements of Cash Flows of DevX Energy,  Inc. for the nine months ended September 30, 2001 and 2000; the unaudited  Balance Sheets of DevX Energy,
Inc. as of September 30, 2001 and December 31, 2000; and the accompanying  Notes to Consolidated Financial Statements of DevX Energy, Inc. are attached hereto as
Exhibit 99.3.

(b) Pro Forma Financial Information -

     The Unaudited  Pro Forma  Combined  Statements  of Operations  for the year ended  December 31, 2000 and for the nine months ended  September 30, 2001;  the
Unaudited Pro Forma  Combined  Balance  Sheet as of September 30, 2001;  and the
accompanying Notes to the Unaudited Pro Forma Combined Financial  Statements are
attached hereto as Exhibit 20.2.

                                        2

(c)   Exhibit
-------------
Exhibit           Description
-------           -----------

2.1       Agreement and Plan of Merger among Comstock Resources,  Inc., Comstock
          Holdings,  Inc., Comstock Acquisition Inc. and DevX Energy, Inc. dated as of November 12, 2001  (incorporated  herein by reference to Exhibit
          (d)(1) to the  Tender  Offer  Statement  on  Schedule  TO filed by the
          Company on November 15, 2001).

10.1*     Credit Agreement, dated as of December 17, 2001, by and among Comstock
          Resources,  Inc.,  as  borrower,  each  lender from time to time party thereto,  Toronto Dominion (Texas), Inc., as administrative agent, and
          Toronto- Dominion Bank, as Issuing Bank.

20.1**    Unaudited  Pro  Forma  Combined   Financial   Statements  of  Comstock
          Resources, Inc.

23.2**    Consent of Ernst & Young LLP dated February 4, 2002.

99.1      Press Release issued by Comstock Resources,  Inc. on December 17, 2001
          (incorporated  herein by  reference  to  Exhibit  (a)(1) to the Tender
          Offer  Statement  on Schedule TO filed by the Company on December  13,
          2001).

99.2**    Audited Annual Financial  Statements of DevX Energy,  Inc.,  excerpted from pages F-1 through F-26 of the DevX Energy,  Inc. Annual Report on
          Form 10- K for the year  ended  December  31,  2000 and filed with the
          Commission on March 15, 2001.

99.3**    Unaudited Interim Financial Statements of DevX Energy, Inc., excerpted from pages 1 through 6 of the DevX Energy,  Inc.  Quarterly  Report on
          Form 10-Q for the quarter ended  September 30, 2001 and filed with the
          Commission on November 14, 2001.

------------
* Previously filed
**Filed herewith.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                COMSTOCK RESOURCES, INC.

Dated: February 6, 2002         By:/s/ROLAND O. BURNS
                                ---------------------
                                ROLAND O. BURNS
                                Senior Vice President, Chief Financial Officer,
                                Secretary, and Treasurer (Principal Financial and
                                Accounting Officer)

                                        4

                                  Exhibit Index

      Exhibit                    Description
      -------                    -----------
       2.1     Agreement  and  Plan  of  Merger  among   Comstock
               Resources, Inc., Comstock Holdings, Inc., Comstock
               Acquisition Inc. and DevX Energy, Inc. dated as of
               November   12,   2001   (incorporated   herein  by
               reference  to Exhibit  (d)(1) to the Tender  Offer
               Statement  on  Schedule TO filed by the Company on
               November 15, 2001).
      10.1*    Credit  Agreement,  dated as of December 17, 2001,
               by  and  among   Comstock   Resources,   Inc.,  as
               borrower,  each  lender  from  time to time  party
               thereto,   Toronto  Dominion  (Texas),   Inc.,  as
               administrative  agent, and Toronto-Dominion  Bank,
               as Issuing Bank.
      20.1**   Unaudited Pro Forma Combined Financial  Statements
               of  Comstock  Resources,  Inc.  23.2**  Consent of
               Ernst & Young LLP dated February 4, 2002.
      99.1     Press Release issued by Comstock  Resources,  Inc.
               on  December  17,  2001  (incorporated  herein  by
               reference  to Exhibit  (a)(1) to the Tender  Offer
               Statement  on  Schedule TO filed by the Company on
               December 13, 2001).
      99.2**   Audited  Annual   Financial   Statements  of  DevX
               Energy,  Inc.,  excerpted  from pages F-1  through
               F-26 of the DevX  Energy,  Inc.  Annual  Report on
               Form 10-K for the year ended December 31, 2000 and
               filed with the Commission on March 15, 2001.
      99.3**   Unaudited  Interim  Financial  Statements  of DevX
               Energy,  Inc., excerpted from pages 1 through 6 of
               the DevX  Energy,  Inc.  Quarterly  Report on Form
               10-Q for the quarter ended  September 30, 2001 and
               filed with the  Commission  on November  14, 2001.

------------
*Previously filed
**Filed herewith.

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